INVESTORS RIGHTS AGREEMENT


         THIS INVESTORS RIGHTS AGREEMENT (this "Agreement") is made as of January 9, 1998, by and among Oregon Baking Company, dba Marsee Baking (the "Company"), and each purchaser of the Company's Series C Preferred Stock and Series D Preferred Stock who executes a signature page to this Agreement (individually, an `Investor" and collectively, the "Investors").


         The parties hereby agree as follows:

1.       GENERAL

           1.1 DEFINITIONS. As used in this Agreement, the following terms will have the following respective meanings:

               (a) "Agreement" has the meaning set forth in the first paragraph hereof.

               (b) "Company" has the meaning set forth in the first paragraph of this Agreement.

               (c) "Equity Securities" means (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security of the Company (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security of the Company or (iv) any such warrant or right.

               (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (e) "Holder" means any person owning of record Registrable Securities or any assignee of record of such Registrable Securities in accordance with section 2.9 hereof.

               (f) "Initial Offering" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

               (g) "Initiating Holders" means the Holders of at least 20% of the Registrable Securities then outstanding.

               (h) "Investor" has the meaning set forth in the first paragraph of this Agreement.

               (i) "Qualified Public Offering" means a public offering of equity securities of the Company having an aggregate offering price to the public in excess of $7,500,000.


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               (j) "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

               (k) "Registrable Securities" means (i) Common Stock of the Company issued or issuable upon conversion of the Shares; and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities will not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

               (l) "Registrable Securities then outstanding" means the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (i) are then issued and outstanding or (ii) are issuable pursuant to then exercisable or convertible securities.

               (m) "Registration Expenses" means all expenses incurred by the Company in complying with Sections 2.2 and 2.3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which will be paid in any event by the Company).

               (n) "Securities Act" means the Securities Act of 1933, as amended.

               (o) "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale.

               (p) "Shares" means the Company's Series C Preferred Stock and/or Series D Preferred Stock sold to an Investor.

               (q) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (r) "SEC" means the Securities and Exchange Commission.

               (s) "Violation" has the meaning set forth in Section 2.8(a) of this Agreement.


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2.       REGISTRATION; RESTRICTIONS ON TRANSFER

           2.1 RESTRICTIONS ON TRANSFER

               (a) No Holder will make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

               (1) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (2) (a) The transferee has agreed in writing to be bound by this
Section 2.1, (b) such Holder has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (c) if reasonably requested by the Company, such Holder has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

               (3) Notwithstanding the provisions of sections 2.1(a)(1) and 2.1(a)(2), no such registration statement or opinion of counsel will be necessary for a transfer by a Holder that is (a) a partnership to its partners or former partners in accordance with partnership interests, (b) a corporation to its shareholders in accordance with their interests in the corporation, (c) a limited liability company to its members or former members in accordance with their interests in the limited liability company, or (d) to a Holder's family member or trust for the benefit of an individual Holder or a Holder's family member or members, provided that the transferee will be subject to the terms of this Section 2.1 to the same extent as if he, she or it were an original Holder hereunder.

               (b) Each certificate representing Shares or Registrable Securities will be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                   THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

               (c) The Company will reissue promptly unlegended certificates at the request of any holder thereof if the holder has obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities represented by such certificate,


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may lawfully be so disposed of without registration, qualification or legend.

               (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities will be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

         2.2 PIGGYBACK REGISTRATION

               (a) The Company will notify all Holders of Registrable Securities in writing at least 30 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other business combination or acquisition transactions under Rule 145 of the Securities Act, as amended from time to time, or any successor rule thereto) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities (in the case of a Holder) held by it will, within 15 days after the above-described notice from the Company, so notify the Company in writing. Such notice will state the intended method of disposition of the securities by such person. If a Holder decides not to include all such securities in any registration statement thereafter filed by the Company, such person will nevertheless continue to have the right to include any such securities in any subsequent such registration statement or registration statements as may be filed by the Company with respect to offerings or its securities, all upon the terms and subject to the conditions set forth herein.

               (b) If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company will so advise the Holders of Registrable Securities as a part of such notice. In such event, the right of any Holder to be included in a registration pursuant to this Section 2.2 will be conditioned upon Holder's participation in such underwriting and the inclusion of such person's securities as described above in the underwriting to the extent provided herein. All such persons proposing to distribute their securities through such underwriting will enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting will be allocated on a pro rata basis based upon the number of shares entitled to be included in such registration between the Holders and any other shareholders to whom the Company hereinafter grants such registration rights. Notwithstanding the foregoing, in no event will the amount of securities of the selling holders included in the registration be reduced below 20% of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling



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shareholders, in which event any or all of the securities of Holders may be excluded in accordance with the advice of the Company's underwriters.

               (c) The Company will have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration will be borne by the Company in accordance with Section 2.4.

2.3      FORM S-3 REGISTRATION

               (a) If the Company receives a written request from the Initiating Holders that the Company file a registration statement on Form S-3 under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public in excess of $1,000,000, then the Company will, within 10 days of the receipt thereof, give written notice of such request to all other Holders and effect, as soon as practicable, the registration on Form S-3 under the Securities Act of all Registrable Securities that the Holders request to be registered.

               (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they will so advise the Company as a part of their request made pursuant to this
Section 2.3 and the Company will include such information in the written notice referred to in Section 2.3(a). In such event, the right of any Holder to include its Registrable Securities in such registration will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting will enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters will be reasonably acceptable to a majority in interest of the Initiating Holders). Notwithstanding any other provision of this Section 2.3, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company will so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting will be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting will be withdrawn from the registration.

               (c) The Company will not be required to effect more than one (1) registration pursuant to this Section 2.3 per any twelve (12) month period or if:

               (1) Form S-3 (or any similar form) is not available for such offering by the Holders, or


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               (2) the Company furnishes to the Holders a certificate signed by the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company will have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided that such right to delay a request will be exercised by the Company nor more than once in any one-year period.

           2.4 EXPENSES OF REGISTRATION. Except as specifically provided in this Agreement, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or 2.3 will be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder will be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company will not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.3, the request of which has been subsequently withdrawn by the Initiating Holders unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request. If the Holders are required to pay the Registration Expenses, such expenses will be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.

           2.5 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company will, as soon as practicable:

           (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective and keep such registration statement effective for up to 120 days or, if earlier, until the participating Holder or Holders have completed the distribution related thereto.

           (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

           (c) Furnish to the Holders such number of copies of a prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

           (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as will be reasonably requested by the Holders.


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           (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriters of such offering. Each Holder participating in such underwriting will also enter into and perform its obligations under such an agreement.

           (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

           (g) Furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (2) a letter, dated as of such date, from the independent certified public accountants to the Company, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

           2.6 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 will terminate and be of no further force and effect three years after the closing of the Company's Initial Offering. In addition, a Holder's registration rights will expire if (a) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act and (b) all Registrable Securities held by such Holder (together with its affiliates, partners and former partners) may be sold under Rule 144 during any 91-day period.

           2.7 DELAY OF REGISTRATION; FURNISHING INFORMATION

               (a) No Holder will have any right to obtain or seek an injunction restraining or otherwise delaying any registration hereunder as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

               (b) It will be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2 or 2.3 that the selling Holders will furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as will be requested by the Company and required to effect the registration of such Holder's Registrable Securities.


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         2.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2 or 2.3:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, shareholders, officers, directors and legal counsel of such Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which any of such persons may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (individually a "Violation") by the Company: (1) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (2) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading; or (3) any violation of any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, shareholder, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent will not be unreasonably withheld, nor will the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

               (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, officers and legal counsel, any underwriter (as defined in the Securities Act) for the Company and each person, if any, who controls the Company or underwriter within the meaning of the Securities Act, and any other Holder selling securities under such registration statement, any of such of the Holder's partners, shareholders, directors, officers, or legal counsel, any underwriter (as defined in the Securities Act) for such Holder or any person who controls such Holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of such persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation by the Company, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by any such



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person in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this
Section 2.8(b) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent will not be unreasonably withhold; provided further, that in no event will any indemnity under this Section 2.8(b) exceed the net proceeds from the offering received by the indemnifying Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party will have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, will relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

               (d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation or Violations that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event will any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

               (e) The obligations of the Company and the Holders under this
Section 2.8 will survive completion of any offering of Registrable Securities in a registration statement. No indemnifying party, in the defense of any such



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claim or litigation, will, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (f) The obligations of the Holders under this section 2.8 are several and not joint.

         2.9 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities that (a) is a subsidiary, parent, general partner, limited partner, or retired partner of a Holder, provided the transferee agrees in writing to be subject to the terms of this Agreement to the same extent as if the transferee were the original Holder hereunder, (b) is a Holder's family member or trust for the benefit of an individual Holder or a Holder's family member of members, or (c) acquires at least 10,000 shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, that the transferor will, within 10 days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and such transferee will agree to be subject to all restrictions set forth in this Agreement.

         2.10 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section
2.10 will be binding upon each Holder and Company.

         2.11 "MARKET STAND-OFF" AGREEMENTS. If requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder will not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by representative of the underwriters not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided that the obligations described in this Section 2.11 will not apply to a registration relating solely to employee benefit plans or a registration relating solely to a SEC Rule 145 transaction. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said period.

         2.12 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company will:


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               (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration for an offering of its securities to the general public;

               (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;

               (c) So long as a Holder owns any Registrable Securities, furnish to such Holder promptly upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

3.       COVENANTS OF THE COMPANY

           3.1 BASIC FINANCIAL INFORMATION AND REPORTING

               (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as will be required under generally accepted accounting principles consistently applied.

               (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, the Company will furnish each Investor an audited consolidated balance sheet of the Company as at the end of such fiscal year, and audited consolidated statements of income, cash flows and shareholders' equity of the Company for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements will be accompanied by a report and opinion thereon by independent public accountants selected by the Company's Board of Directors.

               (c) The Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 30 days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period and consolidated statements of income, cash flows and stockholders' equity of the Company for the same period, and a consolidated balance sheet of the Company as of the end of each such current fiscal year to date and consolidated statements of income cash flows and stockholders' equity of the Company for the same period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no



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notes need to be attached to such statements and year-end audit adjustments need not have been made.

           3.2 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Series C and Series D Preferred Stock, all Common Stock issuable from time to time upon such conversion.

           3.3 TERMINATION OF COVENANTS. All covenants of the Company contained in Section 3 will expire and terminate at the same time as the Registration Rights terminate under Section 2.6.

4.  RIGHTS OF FIRST REFUSAL

           4.1 SUBSEQUENT OFFERINGS BY THE COMPANY. Subject to the terms and conditions specified in this Section 4.1, the Company hereby grants to the Investor a right of first offer with respect to future sales by the Company of its First Offer Shares (as hereinafter defined). For purposes of this Section 4.1, Investor includes any general partners and affiliates of Investor. Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("First Offer Shares"), the Company shall first make an offering of such First Offer Shares to the Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail ("Notice") to the Investor stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) Within 20 calendar days after giving of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock held by or issuable to Investor upon conversion of the shares of Series C Preferred Stock and/or Series D Preferred Stock then held by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) issued and held.

               (c) If all Shares referred to in the Notice which Investor is entitled to obtain pursuant to subsection 4.1(b) are not elected to be obtained as provided in such subsection, the Company may, during the 120-day period following the expiration of the period provided in subsection 4.1(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than and upon terms no more favorable to the offeree, than as specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such 120-day period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the subscriber in accordance herewith.


                                                      INVESTORS RIGHTS AGREEMENT
                                                                         Page 12

               (d) The right of first offer in this Section 4.1 shall not be applicable (i) to the issuance or sale of shares of common stock (or options therefor) to directors, employees or consultants under any stock issuance or option plan now in effect or hereafter adopted by the Company for the primary purpose of soliciting or retaining their services, (ii) to or after consummation of bona fide, firmly underwritten public offering of shares of common stock, registered under the Securities Act of 1933, as amended, at an offering price of at least $10.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and $7,500,000 in the aggregate, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; (v) any shares of the Company's capital stock or warrants to purchase such shares issued pursuant to any equipment leasing arrangement, or banking financing; (vi) shares of the Company's Common Stock or Preferred Stock issued in connection with strategic transactions involving the Company and other entities, including joint ventures, manufacturing, marketing or distribution arrangements; provided that such strategic transactions and the issuance of shares therein has been approved by the Company's Board of Directors; or (vii) sale of shares, or warrants to purchase shares of up to 105,000 of the Company's Series C Preferred Stock at a purchase or exercise price not less than $4.00 per share.

               (e) AMENDMENTS AND WAIVERS. The rights of the Investor under
Section 4.1 may be amended and the observance of any term of such rights may be waived (either generally or in a particular instance and either retroactively or prospectively), (i) with the written consent of the Company and the Investor, or
(ii) with the written consent of the Company and the holders of a majority of the shares of Common Stock that have been issued or shall be issuable upon conversion of the Series C Preferred Stock and/or Series D Preferred Stock (whether or not such shares are sold of the date hereof). Any amendment or waiver effected in accordance with item (ii) above shall be binding upon each Investor even though such Investor was not party to such consent.

5.  MISCELLANEOUS

           5.1 GOVERNING LAW. This Agreement will be governed by and construed under the laws of the State of Oregon as applied to agreements among Oregon residents entered into and to be performed entirely within Oregon. The Company and each Investor hereby consent to jurisdiction and venue in any state court or federal court located in Multnomah County, Oregon in the event suit is brought for the interpretation or enforcement of any provision of this Agreement. Jurisdiction and venue in Multnomah County, Oregon shall be exclusive with respect to any disputes arising out of the transactions contemplated by this Agreement, except for actions for the enforcement of judgments.

           5.2 SURVIVAL. The representations, warranties, covenants and agreements made herein will survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual



                                                      INVESTORS RIGHTS AGREEMENT
                                                                         Page 13
matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby will be deemed to be representations and warranties by the Company solely as of the date of such certificate or instrument.

           5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof will inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and will inure to the benefit of and be enforceable by each person who is a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes.

           5.4 SEVERABILITY. In case any provisions of the Agreement is invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any be affected or impaired thereby.

           5.5 AMENDMENT AND WAIVER.

               (a) Except as otherwise expressly provided, this Agreement only may be amended or modified upon the written consent of the Company and the Holders of a majority of the Registrable Securities and only with such requisite consent.

               (b) Except as otherwise expressly provided, any obligation of the Company and any right of the Holders under this Agreement only may be waived, in whole or in part, with the written consent of the Company and the Holders of a majority of the Registrable Securities.

               (c) Any amendment or waiver effected pursuant to this Section 5.5 shall be effective against all Investors even though one or more of such Investors may not have agreed to such amendment or waiver.

               (d) The parties acknowledge that the Company intends to sell shares of its Series C Preferred Stock after the date hereof and that any person who hereinafter purchases shares of the Company's Series C Preferred Stock may, at such person's sole election, become a party to this Agreement, and that the addition of such parties to this Agreement shall not be considered an amendment of this Agreement requiring the consent of the parties hereto.

           5.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Holder upon any breach, default or noncompliance of the Company under this Agreement will impair any such right, power or remedy, nor will it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default, or noncompliance under this Agreement must be in writing and will be effective only



                                                      INVESTORS RIGHTS AGREEMENT
                                                                         Page 14
to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law or otherwise afforded to Holders, will be cumulative and not alternative.

               5.7 NOTICES. All notices required or permitted hereunder will be in writing and will be deemed effectively given: (1) upon personal delivery to the party to be notified, (2) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (3) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (4) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by 10 days' advance written notice to the other parties hereto.

               5.8 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute will be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement including, without limitation, reasonable fees and expenses of attorneys and accountants, which will include, without limitation, all fees, costs and expenses of appeals.

               5.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience or reference only and are not to be considered in construing this Agreement.

               5.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument.

               5.11 FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request from time to time in order to carry out the intent and purposes of this Agreement. No party to this Agreement shall voluntarily undertake any course of action inconsistent with satisfaction of the requirements applicable to them set forth in such instruments and documents, and each party shall promptly do all such acts and take all such measures as may be appropriate to enable them to perform as early as practicable the obligations herein and therein required to be performed by them.

               5.12 ENTIRE AGREEMENT. This Agreement and the Purchase Agreement constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by an warranties, representations, or covenants except as specifically set forth in this Agreement or the Purchase Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.


                                                      INVESTORS RIGHTS AGREEMENT
                                                                         Page 15

         The parties have executed this Agreement as of the date set forth in the first paragraph hereof.

                                     OREGON BAKING COMPANY, dba
                                     MARSEE BAKING

                                     By: /s/ Brad Barnett
                                        --------------------------------------
                                     Its: ------------------------------------

                                     Address:
                                             --------------------------------

                                             ---------------------------------






                                     /s/ Joseph F. Tanous
                                     ------------------------------------
                                     Joseph F. Tanous


                                     Address:
                                              ---------------------------

                                     ------------------------------------


                                     /s/ John Durbetaki
                                     ------------------------------------
                                     John Durbetaki


                                     Address: 37425 SW Laurelwood Rd
                                              --------------------------
                                              Gaston OR 97119
                                     ------------------------------------

                                     INVESTORS


                                     /s/ Gary Holmes
                                     ------------------------------------
                                     GARY HOLMES


                                     Address:
                                              ---------------------------

                                     ------------------------------------


                                     /s/ Ray Zimmerman
                                     ------------------------------------
                                     RAYMOND ZIMMERMAN


                                     Address:
                                              ---------------------------

                                     ------------------------------------

                                     ROITENBERG INVESTMENTS, INC.

                                     By: /s/ Harold Roitenberg
                                        ---------------------------------

                                     Its: President
                                         --------------------------------

                                     Address: Suite 1065
                                             ----------------------------
                                     5500 Wayzata Boulevard
                                     ------------------------------------
                                     Minneapolis, MN 55416
                                     ------------------------------------

                                     BERNIE'S BAGELS, INC., a Washington
                                     corporation

                                     By: /s/ Bernie Gordon
                                        ---------------------------------

                                     Its: Co-President
                                         --------------------------------

                                     Address:
                                              ---------------------------

                                     ------------------------------------

                     AMENDMENT TO INVESTORS RIGHTS AGREEMENT

         This Amendment is made effective as of the 11th day of September, 1998, by and among Oregon Baking Company, dba Marsee Baking (the "Company"), and certain holders of the Company's Series C Preferred Stock and Series D Preferred Stock who together hold a majority of the Series C and Series D Preferred Stock outstanding on the date hereof (the "Majority Investors").

                                    RECITALS

         A. The Company and the Majority Investors, and certain other investors (the "Other Investors") are parties to that certain Investors Rights Agreement dated January 9, 1998 (the "Agreement").

         B. The Company and the Majority Investors desire to amend the final sentence of Section 4.1(d) of the Agreement (Rights of First Refusal upon Subsequent Offerings by the Company), in order to effect the following: (i) the repricing of the Company's Series C Preferred Stock to $32.50 per share from $40.00 per share, (ii) the increase the number of shares of Series C Preferred Stock approved for issuance from 105,000 to 168,000 shares, and (iii) to exempt from application of the right of first refusal issuances of shares of the Company's Common Stock to shareholders of the Company who make loans to the Company or guarantee the Company's debts.

         NOW, THEREFORE, in consideration of the premises, provisions and the respective agreements hereinafter set forth, the parties hereby agree as follows:

         1. Section 4.1(d) of the Agreement is hereby restated in its entirety to read:

                  (d) The right of first offer in this Section 4.1 shall not be applicable (i) to the issuance or sale of shares of common stock (or options therefor) to directors, employees or consultants under any stock issuance or option plan now in effect or hereafter adopted by the Company for the primary purpose of soliciting or retaining their services, (ii) to or after consummation of bona fide, firmly underwritten public offering of shares of common stock, registered under the Securities Act of 1933, as amended, at an offering price of at least $10.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and $7,500,000 in the aggregate, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; (v) any shares of the Company's capital stock or warrants to purchase such shares issued pursuant to any equipment leasing arrangement, or banking financing; (vi) shares of the Company's Common Stock or Preferred Stock issued in connection with strategic transactions involving the Company and other entities, including joint ventures, manufacturing, marketing or distribution arrangements; provided that such strategic transactions and the issuance of shares therein has been approved by the Company's Board of Directors; (vii) sale of shares, or warrants to purchase shares, of up to 168,000 the Company's Series C Preferred Stock at a purchase or exercise price not less than $32.50 per share; or (viii) the issuance of shares of the Company's Common Stock or options therefor to shareholders of the Company who make loans to the Company or guarantee the Company's debts.

         2. This Amendment shall be effective as to all prior issuances that would have been excluded from the Investors' Right of First Refusal under section 4.1(d) of the Agreement, had the amended provision been in effect at the time of such issuance.

         3. This Amendment shall be effective as to the Majority Investors and the Other Investors even though the Other Investors did not they execute this Amendment, pursuant to Section 4.1(e) of the Agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

                                             OREGON BAKING COMPANY, dba
                                             MARSEE BAKING

                                             By: /s/ Howard Wasserteil
                                                 -------------------------------
                                             Its: Exec VP/Secretary
                                                  ------------------------------

                                             Address:
                                                      --------------------------
                                                  2287 NW Pettygrove
                                             -----------------------------------
                                                  Portland, OR  97210
                                             -----------------------------------

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

         INVESTOR:                           /s/  Joseph Tanous
                                             -----------------------------------
                                             Joseph Tanous


         INVESTOR:                           /s/ John Durbetaki
                                             -----------------------------------
                                             John Durbetaki


         INVESTOR:                           /s/ Gary S. Holmes
                                             -----------------------------------
                                             Gary Holmes


         INVESTOR:                           /s/ Ray Zimmerman
                                             -----------------------------------
                                             Raymond Zimmerman



         INVESTOR:                           /s/ Harold Roitenberg
                                             -----------------------------------
                                             Harold Roitenberg